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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  May 15, 2007
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                Date of Report (date of earliest event reported)

                          NOTIFY TECHNOLOGY CORPORATION
             (Exact name of Registrant as specified in its charter)

          California                    000-23025               77-0382248
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                        1054 S. De Anza Blvd., Suite 105
                                San Jose, CA 95129
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                    (Address of principal executive offices)

                                 (408) 777-7920
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

      The following information is intended to be furnished under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On May 15, 2007, Notify Technology Corporation issued a press release regarding its financial results for its fiscal quarter ended March 31, 2007. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

      The following exhibit is furnished herewith:

      99.1 Press Release dated May 15, 2007of Notify Technology Corporation announcing its financial results for the fiscal quarter ended March 31, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NOTIFY TECHNOLOGY CORPORATION

Dated:  May 15, 2007                     By: /S/  Gerald W. Rice
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                                         Gerald W. Rice, Chief Financial Officer

                                  Exhibit Index

Exhibit Number       Exhibit Title

99.1 Press Release dated May 15, 2007 of Notify Technology Corporation announcing its financial results for the fiscal year ended March 31, 2007.